T. Rowe Price Health Sciences Portfolio—II

Supplement to Summary Prospectus Dated May 1, 2014

Effective June 1, 2015, the T. Rowe Price Health Sciences Portfolio—II will be closed to new contract holders of participating insurance companies. Accordingly, the prospectus is updated as follows.

Under “Purchase and Sale of Fund Shares” in section 1, the following is added:

Subject to certain exceptions, the fund will be closed to new contract holders and new insurance company relationships after the close of the New York Stock Exchange on June 1, 2015. You should check with your insurance company to determine your eligibility to purchase shares of the fund, although any contract holders currently invested in the fund generally may continue to purchase fund shares of the fund.

The date of this supplement is April 8, 2015.

E359-041-S 4/8/2015